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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-9971                  911413284
------------------------------      -----------           ------------------
(State or other Jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
-----------------------------------------------------            -----------
(Address of principal executive offices)                         (Zip Code)

                                  713-624-9500
                                  ------------
               Registrant's telephone number, including area code


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Item 9. Regulation FD Disclosure and Item 12. Results of Operations and
Financial Condition.

On October 22, 2003, Burlington Resources Inc. issued a press release announcing its earnings for its third quarter of fiscal year 2003. The information set forth in the release under the heading "Outlook" shall be deemed furnished pursuant to Item 9. Information set forth in the release other than that deemed furnished pursuant to Item 9, as described above, shall be deemed furnished pursuant to Item 12. A copy of the news release is furnished herewith as Exhibit 99.1.

The information furnished under Item 9 and 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.









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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BURLINGTON RESOURCES INC.





Date: October 22, 2003                          By:  /s/ Frederick J. Plaeger
                                                   ----------------------------
                                                   Name:   Frederick J. Plaeger
                                                   Title:  Vice President and
                                                           General Counsel

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                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER    DESCRIPTION
        -------   -----------

         99.1     Press Release of Burlington Resources Inc. dated October 22,
                  2003.